SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): August 6, 2003
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                           PLAYBOY ENTERPRISES, INC.

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              (Exact Name of Registrant as Specified in Charter)


         DELAWARE                     001-14790                36-4249478
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(State or Other Jurisdiction     (Commission File               (IRS Employer
     of Incorporation)               Number)                Identification No.)


              680 NORTH LAKE SHORE DRIVE, CHICAGO, ILLINOIS 60611
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              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (312) 751-8000
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                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Playboy Enterprises, Inc. (the "Company"), dated August 6, 2003, reporting the Company's financial results for the second quarter of 2003. The information in this report, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 6, 2003                   PLAYBOY ENTERPRISES, INC.

                                         By:   /s/ Linda Havard
                                              -------------------------------
                                            Linda G. Havard
                                            Executive Vice President,
                                            Finance and Operations, and
                                            Chief Financial Officer



                                 EXHIBIT INDEX

Exhibit
 Number     Description
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  99.1      Press Release issued by Playboy Enterprises, Inc. on August 6, 2003.